Exhibit 99.1

FIRST AMENDMENT TO REVOLVING LINE OF CREDIT
LOAN AGREEMENT AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING LINE OF CREDIT LOAN AGREEMENT AND SECURITY AGREEMENT (“First Amendment”) is made as of September 13, 2004, by and among EFJ, Inc., E.F. Johnson Company and Transcrypt International, Inc., all having an address at c/o EFJ, Inc., 1232 22nd Street, NW, Sixth Floor, Washington, D.C. 20037-1292 (jointly and severally, the “Borrower”) and Bank of America, N.A., a national banking association (the “Lender”).

RECITALS

A.            EFJ, Inc., a Delaware corporation and E.F. Johnson Company, a Minnesota corporation (collectively, the “Original Borrower”) and the Lender entered into a Revolving Line of Credit Loan Agreement and Security Agreement, dated as of November 15, 2002 (the “Loan Agreement”).

B.            The parties desire to amend the Loan Agreement (1) to add Transcrypt International, Inc. as a co-borrower of the Revolving Loan and co-obligor and party to the Loan Agreement, (2) to increase the maximum principal amount of the revolving line of credit loan facility governed by the Loan Agreement from Ten Million and 00/100 Dollars ($10,000,000.00) to Fifteen Million and 00/100 Dollars ($15,000,000.00); (3) to extend the Ending Date to September 30, 2007, (4) to revise certain negative covenants; (5) to amend the Performance Pricing Grid setting forth the unused fee and interest rate payable under the Loan Agreement and Revolving Note; and (6) for certain other purposes, as more fully set forth hereafter.

C.            Capitalized terms used in this First Amendment and not defined herein have the meanings ascribed to them in the Loan Agreement.

AGREEMENTS

NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1.             Representations and Warranties. To induce the Lender to enter into this First Amendment, the Borrower provides the following warranties and representations to Lender:

a.             The Borrower’s books and record properly reflect and the Borrower’s financial condition, and no material adverse change in the Borrower’s financial condition has occurred since the last date that the Borrower provided financial reports to the Lender; and

b.             No litigation is pending or threatened against the Borrower of which the Borrower has not informed the Lender in writing; and

c.             The Borrower is in compliance with all provisions of the Loan Agreement and with all applicable laws and regulations; and

d.             The Borrower has the power and authority to enter into this First Amendment, to perform its obligations hereunder, to execute all documents being executed and delivered in connection herewith, and to incur the obligations provided for herein, all of which have been duly authorized and approved in accordance with the Borrower’s organizational documents; and

e.             This First Amendment, together with all documents executed in connection herewith or pursuant hereto, constitute the valid and legally binding obligations of the Borrower in accordance with their respective terms; and

f.              The obligations of the Borrower under the Loan Documents remain valid and enforceable obligations, and the execution and delivery of this First Amendment and the other documents executed in connection herewith shall not be construed as a novation of the Loan Agreement or the other Loan Documents; and

g.             There have been no changes to the Borrower’s organizational documents as of the date of this First Amendment, except as have been fully disclosed and delivered to Lender, and all of the Borrower’s organizational documents previously delivered to the Lender in conjunction with the original Loan Agreement remain in full force and effect and unmodified; and

h.             The chief executive offices of EFJ, Inc. and E.F. Johnson Company are located and maintained, respectively, as follows: (1) EFJ, Inc., 1232 22nd Street, NW, Sixth Floor, Washington, D.C. 20037-1292, and (2) E.F. Johnson Company, 299 Johnson Avenue, Waseca, Minnesota 56093; and Schedules 5.1-1 through 5.1-2 of the Loan Agreement are hereby modified and supplemented to reflect any change in the location of the Borrower’s chief executive offices since the date of the Loan Agreement.

i.              Transcrypt International, Inc. (i) is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation as shown on Schedule 5.1-3 attached hereto and made a part hereof and which hereby supplements Schedules 5.1-1 through 5.1-2 of the Loan Agreement, and the exact legal name of Transcrypt International, Inc. is as set forth above in the definition of the Borrower; (ii) is qualified to do business as a foreign corporation and is in good standing in all jurisdictions where its activities or ownership of property require such qualification except where the failure to be so qualified would not in the aggregate have a material adverse impact on the condition of the Borrower (financial or otherwise), and (iii) has the full and unrestricted power and authority, corporate and otherwise, to own, operate and lease its properties, to carry on its business as currently conducted, to execute and deliver and perform the Loan Documents, to incur the obligations provided for herein and therein, and to perform the transactions contemplated hereby and thereby (including without limitation, the creation of the lien and security interest in favor of the Lender in the Collateral, the Assignments and any other Collateral required by the Loan Agreement), all of which have been duly and validly authorized by all proper and necessary action (all of which actions are in full force and effect). Transcrypt International, Inc. has no subsidiaries. The chief executive offices of Transcrypt International, Inc. are located and maintained at 3900 12th Street, NW, Suite 200, Lincoln, Nebraska 68521.

j.              Borrower certifies that all information set forth in the Borrower Information Statements (Schedules 5.1-1 through 5.1-3) is true, accurate and complete as of the date of this First Amendment, except as expressly modified by this First Amendment.

2.             Definition of Borrower. The definition of “Borrower” under the Loan Agreement is hereby deleted in its entirety and restated as follows:

“i.            “Borrower” means EFJ, Inc., E. F. Johnson Company and Transcrypt International, Inc., and to each such Person or to all of them, as the context may require, and the representations and obligations hereunder of the Persons comprised by the term “Borrower” shall be joint and several. For purposes of testing compliance with the financial covenants hereinafter, the negative covenants hereinafter, the unused fee provided hereinafter, and pricing under the Revolving Note that is based on the Borrower’s financial performance, financial information concerning the Borrower shall mean financial information for EFJ, Inc., E.F. Johnson Company and Transcrypt International, Inc., stated on a consolidated basis. In addition, the financial reporting to be provided by the Borrower shall be provided for EFJ, Inc., E.F. Johnson Company and Transcrypt International, Inc., on a consolidated and consolidating basis unless otherwise requested by Lender.”

3.             Definition of Ending Date. The definition of “Ending Date” under the Loan Agreement is hereby deleted in its entirety and restated as follows:

“aa.         “Ending Date” means September 30, 2007.”

4.             Definition of Maximum Revolving Commitment Amount. The definition of “Maximum Revolving Commitment Amount” under the Loan Agreement is hereby deleted in its entirety and restated as follows:

“yy.        “Maximum Revolving Commitment Amount” means Fifteen Million and 00/100 Dollars ($15,000,00.00), or such lesser amount that Borrower may request as hereinafter provided.”

5.             Definition of Performance Pricing Grid. The definition of “Performance Pricing Grid” under the Loan Agreement is hereby deleted in its entirety and restated as follows:

“eee.       “Performance Pricing Grid” means the following table (which is also contained in the Revolving Note):

	Level 1	Level 2	Level 3
Debt/EBITDA	Ratio > 2.00x	2.00 > Ratio > 1.50	Ratio < 1.50x
Commitment Fee	.375%	.375%	.375%
LIBOR +	2.25%	2.00%	1.50%
Prime Rate +	2.00%	1.75%	1.50%

6.             Definition of Revolving Loan. The definition of “Revolving Loan” under the Loan Agreement is hereby deleted in its entirety and restated as follows:

“iii.          “Revolving Loan” means the Revolving Loan facility made available by the Lender to the Borrower pursuant to this Agreement in the maximum principal amount of Fifteen Million and 00/100 Dollars ($15,000,000.00), evidenced by the Revolving Note.”

7.             Definition of Revolving Note. The definition of “Revolving Note” under the Loan Agreement is hereby deleted in its entirety and restated as follows:

“jjj.          “Revolving Note” means the Borrower’s promissory note entitled Revolving Note, dated as of November 15, 2002, as modified by that certain First Amendment to Revolving Note dated as of September 13, 2004, in the principal amount of Fifteen Million and 00/100 Dollars ($15,000,000.00), payable to the order of Lender, and evidencing the Borrower’s obligation to repay the Revolving Loan.”

8.             Debt. Section 7.1 of the Loan Agreement entitled “Debt” is hereby deleted in its entirety and restated as follows:

“7.1         Debt. Create, incur, assume or suffer to exist any Debt, except (a) trade debt incurred in the ordinary course of Borrower’s business; (b) Debt between the entities comprising the term Borrower; (c) Debt not otherwise permitted by this Section 7.1 in an amount not to exceed, in the aggregate, the sum of Three Million and 00/100 Dollars ($3,000,000.00), at any one time.”

9.             Encumbrances. Section 7.2 of the Loan Agreement entitled “Encumbrances” is hereby deleted in its entirety and restated as follows:

“7.2         Encumbrances. Create, incur, assume or suffer to exist any Encumbrance upon any of its properties or assets (including without limitation, the Collateral), whether now owned or hereafter acquired, except (a) Encumbrances in favour of the Lender; (b) Encumbrances for taxes, assessments or other governmental charges which are not past due or the validity of which are being contested by Borrower in good faith by appropriate proceedings and with respect to which the Borrower has made arrangements acceptable to Lender to secure payment thereof, as determined in Lender’s sole and absolute discretion; (c) Encumbrances disclosed in Schedule 7.2 attached hereto and incorporated herein by reference; (d) deposits or pledges required in the ordinary course of Borrower’s business to secure obligations under worker’s compensation or social security laws, or with respect to unemployment insurance; (e) mechanic’s, workers’ or materialmen’s Encumbrances arising in the Borrower’s ordinary course of business with respect to obligations that are not overdue more than thirty (30) days from their respective due dates or that are being contested in good faith and for which Borrower has set aside on its books adequate reserves therefore and for which the Borrower has made arrangements acceptable to Lender to secure payment thereof, as determined in Lender’s sole and absolute discretion; and (f) Encumbrances placed upon fixed assets hereafter acquired to secure a portion of the purchase price thereof; provided that (1) Borrower’s purchase of such fixed assets shall be in Borrower’s ordinary course  business, (2) such Encumbrances shall not extend to or encumber any property of the Borrower other than the property being so purchased and (3) the aggregate amount of the Debt secured by such Encumbrances incurred as a result of such purchases shall not at any time exceed the amount provided for in Section 7.1(c) of this Agreement. Notwithstanding anything in this section 7.2 to the contrary, the total amount of encumbrances under Section 7.2(c) plus the total amount of Encumbrances under Section 7.2(f) shall not, at any time, exceed Three Million and 00/100 Dollars ($3,000,000.00) in the aggregate.”

10.           Capital Expenditures. Section 7.13 of the Loan Agreement entitled “Capital Expenditures” is hereby deleted in its entirety and restated as follows:

“7.13       Capital Expenditures. Make capital expenditures in excess of Three Million Five Hundred Thousand and 00/100 Dollars ($3,500,000.00) in any fiscal year.”

11.           Security Interest. As security for (i) the payment of the Loan, and any other extensions of credit, loans, letters of credit or other financial accommodations now or hereafter made by the Lender for the benefit of the Borrower, and (ii) the performance of the Borrower’s obligations under or in connection with any interest rate swap agreement as defined in 11 U.S.C §101 by and between the Borrower and the Lender or any Affiliate of the Lender (whether absolute or contingent and whether now or hereafter becoming due or owing), and (iii) any other liability or obligation of the Borrower to the Lender whether now or hereafter existing, of every kind and description, whether or not evidenced by notes or other instruments, and whether or not such liability or obligations are direct or indirect, fixed or contingent, liquidated or unliquidated, EFJ, Inc., E. F. Johnson Company and Transcrypt International, Inc., grant and regrant to Lender a security interest in the Collateral as security for the Loan and the other obligations of Borrower referenced in this paragraph and in the Loan Agreement. Proceeds of the Collateral shall be allocated pari passu among the Loan and any outstanding interest rate swap agreements. The Borrower further agrees that the Lender shall have in respect of the Collateral all of the rights and remedies of a secured party under the Uniform Commercial Code, other applicable law and the Loan Agreement as modified by this First Amendment and all other Loan Documents.

12.           Location of Collateral. Borrower’s Equipment, goods and other tangible personal property set forth in Schedule 6.13 attached hereto and made a part hereof shall be kept and maintained at the locations set forth in said Schedule 6.13; the Borrower shall not relocate or move the Equipment, goods or other tangible personal property without the Lender’s prior written consent, which shall not be unreasonably withheld. The attached Schedule 6.13 shall be substituted for and shall replace Schedule 6.13 attached to the original Loan Agreement.

13.           Additional Fees and Costs. The Borrower promises to pay, on demand, all costs (including attorneys fees) incurred by the Lender for the preparation of this First Amendment, the preparation of any documents executed in connection with this First Amendment and any other expenses incurred by Lender in relation to this First Amendment. Furthermore, in consideration for the Lender’s agreement to the terms of this First Amendment, the Borrower shall pay a loan fee to Lender (in additional to all other fees owing under the Loan Agreement as modified by this First Amendment and all other fees owing under all other Loan Documents) in the sum of $56,250.00, payable upon execution of this First Amendment by Borrower. The Borrower authorizes the Lender to advance funds to itself or to third parties to pay such fees, costs and expenses, and any loan modification fee provided in this First Amendment, which advances shall be deemed to be Advances to the Borrower under the Loan Agreement.

14.           Enforceability of Loan Agreement; No Offsets of Defenses. Except as modified by this First Amendment, the Loan Agreement remains in full force and effect and unmodified. Borrower warrants and represents that it has no offsets or defenses to its obligations under the Loan Agreement, as so modified, and the other Loan Documents.

15.           Release. In consideration of Lender’s agreement to this First Amendment, the Borrower hereby releases and waives any and all claims, actions or causes of action of any kind that it may have against the Lender as of the date of this First Amendment arising out of or relating to the Revolving Note, or the Loan Agreement as amended by this First Amendment, or that otherwise may exist as of the date of this First Amendment.

16.           Arbitration.

This paragraph concerns the resolution of any controversies or claims between the Borrower and the Lender, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or relate to:  (i) the Loan Agreement or this First Amendment (including any renewals, extensions or modifications); or (ii) any document related to the Loan Agreement or this First Amendment; (collectively a “Claim”).

At the request of the Borrower or the Lender, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U.S. Code) (the “Act”). The Act will apply even though the Loan Agreement as modified by this First Amendment provides that it is governed by the law of a specified state.

Arbitration proceedings will be determined in accordance with the Act, the applicable rules and procedures for the arbitration of disputes of JAMS or any successor thereof (“JAMS”), and the terms of this paragraph. In the event of any inconsistency, the terms of this paragraph shall control.

The arbitration shall be administered by JAMS and conducted in any U.S. state where real or tangible personal property collateral for this credit is located or if there is no such collateral, in Maryland. All Claims shall be determined by one arbitrator; however, if Claims exceed Five Million and 00/100 Dollars ($5,000,000.00),  upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within ninety (90) days of the demand for arbitration and close within ninety (90) days of commencement and the award of the arbitrator(s) shall be issued within thirty (30) days of the close of the hearing. However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional sixty (60) days. The arbitrator(s) shall provide a concise written statement  of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed and enforced.

The arbitrator(s) will have the authority to decide whether any Claim is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis. For purposes of the application of the statute of limitations, the service on JAMS under applicable JAMS rules of a notice of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a claim is arbitrable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of the Loan Agreement as modified by this First Amendment.

This paragraph does not limit the right of the Borrower or the Lender to: (i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or nonjudicial foreclosure against any real or personal property collateral; (iii) exercise any judicial or power of sale rights, or (iv) act in a court of law to obtain an interim remedy, such as but no limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.

17.           WAIVER OF JURY TRAIL. BY AGREEING TO BINDING ARBITRATION, BORROWER AND LENDER IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF A CLAIM. FURTHERMORE, WITHOUT INTENDING IN ANY WAY TO LIMIT THIS AGREEMENT TO ARBITRATE, TO THE EXTENT ANY CLAIM IS NOT ARBITRATED, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF SUCH CLAIM. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THE LOAN AGREEMENT AS MODIFIED BY THIS FIRST AMENDMENT.

18.           No Oral Agreements. This First Amendment, the Loan Agreement, the Revolving Note, the First Amendment to Revolving Note of even date herewith, and the Loan Documents constitute the entire agreement of the parties concerning the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten or oral agreements between the parties.

(SIGNATURES AND NOTARY ACKNOWLEDGMENTS ON FOLLOWING PAGES)

IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as of the day and year first hereinabove set forth.

EFJ, INC., a Delaware corporation

By:	/s/ Michael E. Jalbert	(SEAL)
Michael E. Jalbert
Chief Executive Officer and President

E. F. JOHNSON COMPANY, a Minnesota corporation

By:	/s/ Michael E. Jalbert	(SEAL)
Michael E. Jalbert
Chief Executive Officer and President

TRANSCRYPT INTERNATIONAL, INC., a Delaware corporation

By:	/s/ Michael E. Jalbert	(SEAL)
Michael E. Jalbert
Chief Executive Officer and President

BANK OF AMERICA, N.A.

By:	/s/ Michael J. Landini
/s/ Michael J. Landini
Senior Vice President

State of Texas	)
County of Tarrant	)	To Wit:

Acknowledged before me by Michael E. Jalbert as Chief Executive Officer and President of EFJ, Inc., a Delaware corporation, this 13 day of September, 2004.

[SEAL]
MICHAEL A. LOMAX
NOTARY PUBLIC		/s/ Michael A. Lomax
STATE OF TEXAS		Notary Public
My Comm. Exp. 02-27-05

My commission expires:	2/27/05

State of Texas	)
County of Tarrant	)	To Wit:

Acknowledged before me by Michael E. Jalbert as Chief Executive Officer and President of E. F. Johnson Company, a Minnesota corporation, this 13 day of September, 2004.

[SEAL]
MICHAEL A. LOMAX
NOTARY PUBLIC		/s/ Michael A. Lomax
STATE OF TEXAS		Notary Public
My Comm. Exp. 02-27-05

My commission expires:	2/27/05

State of Texas	)
County of Tarrant	)	To Wit:

Acknowledged before me by Michael E. Jalbert as Chief Executive Officer and President of Transcrypt International, Inc., a Delaware corporation, this 13 day of September, 2004.

[SEAL]
MICHAEL A. LOMAX
NOTARY PUBLIC		/s/ Michael A. Lomax
STATE OF TEXAS		Notary Public
My Comm. Exp. 02-27-05

My commission expires:	2/27/05

State of Maryland	)
County of Montgomery	)	To Wit:

Acknowledged before me by Michael J. Landini as Senior Vice President of Bank of America, N.A., this      day of September, 2004.

[SEAL]
GAIL W. JONES
Notary Public, State of Maryland		/s/ Gail W. Jones
Montgomery County		Notary Public
My Commission Expires: August 27, 2007

My commission expires:	8/27/07

IMPORTANT NOTICE

THE INSTRUMENT CONTAINS A CONFESSION OF JUDGEMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGEMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

FIRST AMENDMENT

TO REVOLVING NOTE

THIS FIRST AMENDMENT TO REVOLVING NOTE (“First Amendment”) is made as of September 13, 2004, by and among EFJ, Inc., a Delaware corporation, E. F. Johnson Company, a Minnesota corporation, and Transcrypt International, Inc., a Delaware corporation (jointly and severally, the “Borrower”) and Bank of America, N.A., a national banking association (the “Lender”).

RECITALS

A.            EFJ, Inc. and E. F. Johnson Company (collectively, the “Original Borrower) entered into a Revolving Note, dated as of November 15, 2002, in the maximum principal amount of Ten Million and 00/100 Dollars ($10,000,000.00) and payable to the order of the Lender (the “Revolving Note”).

B.            The Revolving Note evidences the Original Borrower's obligations to repay advances of principal made by the Lender under a Revolving Line of Credit Loan Agreement and Security Agreement, dated as of November 15, 2002 (the “Original Loan Agreement”).  The Revolving Note is governed, in part, by certain provisions of the Original Loan Agreement.

C.            The Loan Agreement has been modified by that certain First Amendment to Revolving Linc of Credit Loan Agreement and Security between Original Borrower, Transcrypt International, Inc. and Lender, of even date herewith (the Original Loan Agreement, as so modified, being referred to hereafter as the "Loan Agreement") to, among other things, (1) add Transcrypt International, Inc. as a co-borrower of the Revolving loan and co-obligor and party to the Loan Agreement, (2) to increase the maximum principal amount of the revolving line of credit loan facility governed by the Loan Agreement from Ten Million and 00/100 Dollars ($10,000,000.00); to Fifteen Million and 00/00 Dollars ($15,000,000,00); (3) to extend the Ending Date to September 30, 2007; (4) to revise certain negative covenants; (5) to amend the Performance Pricing Grid setting forth the unused fee and interest rate payable under the Loan Agreement and Revolving Note; and (6) for certain other purposes, as more fully set forth therein.

D.            Borrower and Lender desire  to amend the Revolving Note to, among other things, add Transcrypt International, Inc. as a co-borrower and obligor under the Revolving Note, to increase the maximum principal amount of the Revolving Note to Fifteen Million and 00/100 Dollars ($15,000,000.00), and to extend the maturity date of the Revolving Note to September 30, 2007.

AGREEMENTS

NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency or which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1.             Capitalized Terms. Capitalized terms used in this First Amendement but not defined herein have the meanings ascribed to them in the Revolving Note.

2.             Definition of Borrower; Addition of Transcrypt International, Inc. as a Co-Borrower. Transcrypt International, Inc. is hereby added as a co-borrower of the revolving line of credit loan evidenced by the Revolving Note with EFJ, Inc. and E. F. Johnson Company. The term “Borrower” as set forth in the Revolving Note as modified hereby shall mean Transcrypt International, Inc., EFJ, Inc., and E. F. Johnson Company, jointly and severally. Transcrypt International, Inc. is obligated and liable to pay all amounts owing under the Revolving Note as modified hereby, including without limitation, all principal, interest, late charges, fees and costs (including attorneys’ fees). The obligations, provisions, agreements, grants, transfers, covenants, representations and warranties of Transcrypt International, Inc., EFJ, Inc., and E. F. Johnson Company under the Revolving Note as modified hereby and under the other documents evidencing, securing, guaranteeing or supporting the subject revolving line of credit loan evidenced by the Revolving Note as modified hereby (collectively, the “Loan Documents”) shall be and is hereby joint and several. EFJ, Inc., E. F. Johnson Company and Transcrypt International, Inc. hereby acknowledge, confirm and agree that on and as of the date of this First Amendment, Transcrypt International, Inc. (along with EFJ, Inc. and E. F. Johnson Company) is included in the definition of “Borrower” under the Revolving Note, as modified hereby, for all purposes thereof, and as such assumes and shall be jointly and severally liable as provided in the Revolving Note as modified hereby and in the other Loan Documents, for all indebtedness, liabilities and obligations thereunder (whether incurred or arising prior to, on, or subsequent to the date of the First Amendment) and is otherwise bound by all of the terms, provisions and conditions thereof.

3.             Definition of Principal Sum. The definition of “Principal Sum” in the Revolving Note is hereby increased to, and modified to mean, Fifteen Million and 00/100 Dollars ($15,000,000.00).

4.             Definition of Maturity Date. The definition of “Maturity Date” in the Revolving Note is hereby modified to mean September 30, 2007.

5.             Performance Pricing Grid. The Performance Pricing Grid table set forth in the Revolving Note is hereby modified to mean, as follows:

Ratio: Debt/EBITDA	Ratio > 2.00x	2.00x ≥ Ratio ≥ 1.50x	Ratio < 1.50x
LIBOR Margin	2.25%	2.00%	1.50%
Prime Margin	2.00%	1.75%	1.50%

6.             Reaffirmation of terms; no offsets or defenses. Except as modified by this First Amendment, the Revolving Note remains in full force and effect and unmodified. Borrower warrants and represents that it has no offsets or defenses to its obligations under the Revolving Note, as modified by this First Amendment.

7.             Confession of judgment. The Borrower hereby appoints or reappoints (as the case may be) Joseph P. Corish and Jennifer A. Brust, and each of them, as the Borrower’s true and lawful attorney-in-fact, for the Borrower, in the Borrower’s name, place and stead, to confess judgment against the Borrower, following the occurrence of an Event of Default, in the office of the Clerk of the Circuit Court of Montgomery County, Maryland, for the outstanding principal balance owing under the Revolving Note, as amended hereby, together with interest, late payment charges, court costs, and attorneys fees of Fifteen Percent (15%) of the then outstanding principal balance, hereby ratifying and confirming the acts of said attorney-in-fact as if done by the Borrower. Notwithstanding the amount confessed for attorneys fees, Lender agrees that enforcement of the judgment for such attorneys fees so confessed shall not exceed the amount of fees and expenses actually charged by counsel for Lender for services rendered by counsel in connection with the confession of such judgment and the collection of the sums owing by Borrower to Lender. The Borrower consents to immediate execution of any such confessed judgment and waives the benefit of any exemption laws. Any provisions set forth hereafter regarding arbitration of disputes between the Borrower and the Lender shall not be deemed to limit Lender’s right to have the attorney-in-fact named in this paragraph confess judgment against the Borrower in favor of the Lender following the occurrence of an Event of Default.

8.             Arbitration. Provisions of the Loan Agreement specifying that certain disputes between the Borrower and the Lender shall be resolved by binding arbitration are incorporated by reference into the Revolving Note as modified by this First Amendment and shall have the same force and effect as if fully set forth in the Revolving Note as modified by this First Amendment.

9.             Lender consent. Lender has executed this First Amendment for the sole purpose of evidencing its consent hereto, and not for the purpose of becoming liable on the Revolving Note as a co-maker, endorser or guarantor.

(Signatures and Notary Acknowledgements on following pages)

IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as of the day and year first hereinabove set forth, the Lender having signed for the sole purpose of evidencing its consent to the amendments herein contained and not for the purpose of becoming a co-maker of the Revolving Note.

EFJ, INC., a Delaware corporation

By:	/s/ Michael E. Jalbert	(SEAL)
Michael E. Jalbert
Chief Executive Officer and President

E. F. JOHNSON COMPANY, a Minnesota corporation

By:	/s/ Michael E. Jalbert	(SEAL)
Michael E. Jalbert
Chief Executive Officer and President

TRANSCRYPT INTERNATIONAL, INC., a Delaware corporation

By:	/s/ Michael E. Jalbert	(SEAL)
Michael E. Jalbert
Chief Executive Officer and President

BANK OF AMERICA, N.A.

By:	/s/ Michael J. Landini	(SEAL)
Michael J. Landini
Senior Vice President

State of Texas	)
County of Tarrant	)	To Wit:

Acknowledged before me by Michael E. Jalbert as Chief Executive Officer and President of EFJ, Inc., a Delaware corporation, this 13 day of September, 2004.

[SEAL]
MICHAEL A. LOMAX
NOTARY PUBLIC		/s/ Michael A. Lomax
STATE OF TEXAS		Notary Public
My Comm. Exp. 02-27-05

My commission expires:	2/27/05

State of Texas	)
County of Tarrant	)	To Wit:

Acknowledged before me by Michael E. Jalbert as Chief Executive Officer and President of E. F. Johnson Company, a Minnesota corporation, this 13 day of September, 2004.

[SEAL]
MICHAEL A. LOMAX
NOTARY PUBLIC		/s/ Michael A. Lomax
STATE OF TEXAS		Notary Public
My Comm. Exp. 02-27-05

My commission expires:	2/27/05

State of Texas	)
County of Tarrant	)	To Wit:

Acknowledged before me by Michael E. Jalbert as Chief Executive Officer and President of Transcrypt International, Inc., a Delaware corporation, this 13 day of September, 2004.

[SEAL]
MICHAEL A. LOMAX
NOTARY PUBLIC		/s/ Michael A. Lomax
STATE OF TEXAS		Notary Public
My Comm. Exp. 02-27-05

My commission expires:	2/27/05

State of Maryland	)
County of Montgomery	)	To Wit:

Acknowledged before me by Michael J. Landini as Senior Vice President of Bank of America, N.A., this      day of September, 2004.

[SEAL]
GAIL W. JONES
Notary Public, State of Maryland		/s/ Gail W. Jones
Montgomery County		Notary Public
My Commission Expires: August 27, 2007

My commission expires:	8/27/07